UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2014

diaDexus, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-26483	94-3236309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

349 Oyster Point Boulevard, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 246-6400

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2014, diaDexus, Inc. (the “Company”) announced that Jean-Frédéric Viret resigned as Chief Financial Officer effective as of September 19, 2014. Dr. Viret has served as the Company’s Chief Financial Officer since February 1, 2012. Mr. Viret had no disputes or disagreements with the operations, policies or practices of the Company.

A copy of the press release announcing Dr. Viret’s resignation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release titled “diaDexus, Inc. Announces Resignation of Chief Financial Officer” dated September 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

diaDexus, Inc.

Date: September 11, 2014	By:	/s/ Alexander L. Johnson
Alexander L. Johnson
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “diaDexus, Inc. Announces Resignation of Chief Financial Officer” dated September 9, 2014.